THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR WAVE WIRELESS CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

WAVE WIRELESS CORPORATION

SECURED PROMISSORY NOTE

U.S. $100,000 Los Angeles, California

Date of Issuance: [____ __, 2007]

Date of Maturity: [Date that is One Year from Issuance]

FOR VALUE RECEIVED, the undersigned, Wave Wireless Corporation, a Delaware corporation (the "Company"), hereby promises to pay to the order of SDS Capital Group SPC, Ltd. or any future permitted holder of this secured promissory note (the "Payee"), at the principal office of the Payee set forth herein, or at such other place as the holder may designate in writing to the Company, the principal sum of up to One Hundred Thousand Dollars (U.S. $100,000), or such other amount as may be outstanding hereunder, together with all accrued but unpaid interest, in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts and in immediately available funds, as provided in this secured promissory note (the "Note"). This Note shall become effective upon the effective date of the Company's plan of reorganization.

    Principal and Interest Payments.

(a) The Company shall repay in full the entire principal balance then outstanding under this Note on the first to occur (the "Maturity Date") of: (i) [Date that is One Year from Issuance]; or (ii) the acceleration of the obligations as contemplated by this Note.

    Interest on the outstanding principal balance of this Note shall accrue at a rate of fifteen percent (15%) per annum and shall be payable on a monthly basis on the first business day of each month. Interest on the outstanding principal balance of this Note shall be computed on the basis of the actual number of days elapsed and a year of three hundred and sixty (360) days.

    At the Company's sole option, the Company may prepay the outstanding principal amount of this Note plus all accrued and unpaid interest at any time prior to the Maturity Date without penalty.

    Notwithstanding any other provisions of this Note, in no event shall the amount of interest payable hereon exceed the maximum amount of interest permitted to be charged or payable hereon by applicable law.

    Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

    Security Interest. To secure the prompt payment and performance by the Company of its obligations under this Note, the Company has entered into a security agreement with Payee (the "Security Agreement"), pursuant to which the Company pledges, conveys, hypothecates, transfers and assigns to Payee and grants to Payee a continuing first priority security interest in all of the assets of the Company (collectively, the "Collateral").

    Representations and Warranties of the Company. The Company represents and warrants to the Payee as follows:

      The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted.

      This Note has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver this Note and to perform its obligations hereunder.

      The execution, delivery and performance of this Note will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, or (ii) result in a violation of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets.

      Subject to approval of the Company's plan of reorganization without any right to appeal, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Note.

      The payment by SDS Capital Group SPC, Ltd. of One Hundred Thousand Dollars (U.S. $100,000) by wire on [_______ __, 2007] to the Company is full consideration for performance of the Company's obligations under the terms of this Note.

    Covenants. The Company covenants to the Payee that, so long as the Company has or may have any obligation under this Note:

      The Company will notify the Payee immediately upon the occurrence of an Event of Default;

      The Company will use the proceeds of this Note only for the purposes disclosed to Payee; and will not use the proceeds of this Note in any manner that would cause such borrowing or the application of such proceeds to violate any applicable law, rule or regulation;

      Other than the first priority security interest in the Collateral in favor of the Payee created hereby, the Company will not create or permit to subsist any mortgage, lien, charge, security interest, assignment or other encumbrance whatsoever in or over any of the Collateral delivered or transferred to the Company pursuant to this Note; and

      The Company (i) will not sell, transfer, grant any option with respect to or otherwise dispose of any of its right, title or interest in respect of any of the Collateral delivered or transferred to the Payee pursuant to this Note, and (ii) shall continue to pay all lawful claims (including income taxes) due in respect of the Collateral.

    Events of Default. The occurrence of any of the following events shall be an "Event of Default" under this Note:

      the Company shall fail to make the payment of any amount of any principal outstanding for a period of three (3) business days after the date such payment shall become due and payable hereunder; or

      the Company shall fail to make any payment of interest for a period of three (3) business days after the date such interest shall become due and payable hereunder; or

      any representation, warranty or certification made by the Company herein or in any certificate or financial statement shall prove to have been false or incorrect or breached in a material respect on the date as of which made; or

      an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Company or its debts, or of a substantial part of their assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; and

      The Company shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (d) of this Section 4, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for itself or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing.

    Upon the occurrence and during the continuance of an Event of Default, Payee will have the option, with or without notice to the Company, of taking any or all of the following actions: (i) declaring the loan, together with unpaid accrued interest thereon, and any or all other amounts payable to Payee under this Note or otherwise to be immediately due and payable and the Company shall immediately repay the obligations in full and/or (ii) exercising its rights and remedies against the Collateral, including, without limitation, (a) all of the rights and remedies of a secured party under the Uniform Commercial Code or under other applicable law, (b) the right to take immediate possession of the Collateral, (c) selling or otherwise disposing of all or any Collateral in its then condition in any manner the Payee deems advisable, and (d) exercising all other legal and equitable rights to which the Payee may be entitled; all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies set forth in this Note and the Security Agreement, and none of which shall be exclusive. The Company shall be responsible for all costs incurred by the Payee in realizing the Collateral upon the occurrence of an Event of Default.

    Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Payee with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Company shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

    Parties in Interest, Transferability. This Note shall be binding upon the Company and its successors and assigns and the terms hereof shall inure to the benefit of the Payee and its successors and permitted assigns. This Note may be transferred or sold, subject to the provisions of Section 16 of this Note, or pledged, hypothecated or otherwise granted as security by the Payee.

    Amendments. This Note may not be modified or amended in any manner except in writing executed by the Company and the Payee.

    Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

    Address of the Payee: SDS Capital Group SPC, Inc.

    c/o SDS Management, LLC

    53 Forest Avenue, Suite 201

    Old Greenwich, CT 06870

    Attention: Steve Derby

    Tel. No.: (203) 967-5850

    Fax No.: (203) 967-5851

    Address of the Company: Wave Wireless Corporation

    6080 Center Drive

    Los Angeles, CA 90045

    Attention: Chief Restructuring Officer

    Tel. No.: (310) 242-5698

    Fax No.: (310) 242-6129

    Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

    Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

    Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Payee's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Payee and that the remedy at law for any such breach may be inadequate. Therefore the Company agrees that, in the event of any such breach or threatened breach, the Payee shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

    Failure or Indulgence Not Waiver. No failure or delay on the part of the Payee in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

    Enforcement Expenses. The Company agrees to pay all costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses.

    Binding Effect. The obligations of the Company and the Payee set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

    Compliance with Securities Laws. The Payee of this Note acknowledges that this Note is being acquired solely for the Payee's own account and not as a nominee for any other party, and for investment, and that the Payee shall not offer, sell or otherwise dispose of this Note other than in compliance with the laws of the United States of America and as guided by the rules of the Securities and Exchange Commission. This Note and any Note issued in substitution or replacement therefore shall be stamped or imprinted with a legend in substantially the following form:

    "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR WAVE WIRELESS CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

    Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

    Company Waivers. Except as otherwise specifically provided herein, the Company and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Company liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.

      No delay or omission on the part of the Payee in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Payee, nor shall any waiver by the Payee of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

      THE COMPANY ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE PAYEE OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first written above.

WAVE WIRELESS CORPORATION

By: /s/ Daniel W. Rumsey________

Name: Daniel W. Rumsey

Title: Chief Restructuring Officer